Exhibit 99.1

 SENTI-202 Initial Clinical Data  December 2024

 Disclaimer   2  Forward Looking Statements  This presentation contains forward-looking statements of Senti Biosciences, Inc. ("we," "us," "our”) within the meaning of the Private Securities Litigation Reform Act of 1995. Statements we make in this presentation may include statements which are not historical facts and are considered forward-looking within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are usually identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “future,” “objective,” “opportunity,” “potential,” “proposed,” “targets,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Securities Exchange Act and are making this statement for purposes of complying with those safe harbor provisions. These forward-looking statements, including statements regarding attributes and benefits of our technology platform and of our product candidates, including their therapeutic potential; our clinical trials, including trial design and endpoints, our ability to achieve such endpoints, our plans to transition our Phase 1 clinical trial of SNTI-202 to a pivotal study, the timing of initial clinical efficacy data and durability data from our ongoing clinical trial; our manufacturing process and its potential benefits; our current and anticipated cash runway; the potential use of proceeds; and, reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made. 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Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control including, without limitation, the risk that results observed in studies of our product candidates, including preclinical studies and future clinical trials of any of our product candidates, will not be observed in ongoing or future studies involving these product candidates, the risk that we may cease or delay clinical development of any of our product candidates for a variety of reasons (including requirements that may be imposed by regulatory authorities on the initiation or conduct of clinical trials, the amount and type of data to be generated, or otherwise to support regulatory approval, difficulties or delays in subject enrollment and continuation in current and planned clinical trials, difficulties in manufacturing or supplying our product candidates for preclinical and clinical testing, and any adverse events or other negative results that may be observed during preclinical or clinical development), our ability to obtain, maintain and protect our intellectual property, our dependence on third parties for development and manufacture of product candidates, our ability to manage expenses and to obtain additional funding when needed to support our business activities and establish and maintain strategic business alliances and new business initiatives, the impacts of macroeconomic and geopolitical events, the hostilities in Ukraine and Gaza, increasing rates of inflation and rising interest rates on business operations and expenses, and the risks that our product candidates may not produce therapeutic benefits or may cause other unanticipated adverse effects, as well as those set forth in the section titled “Risk Factors” of Senti Bio’s most recently filed periodic report, and other documents filed by Senti Bio from time to time with the SEC. Except as required by law, we assume no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.  This presentation includes statistical and other industry and market data that we obtained from industry publications and research, surveys and studies conducted by third parties as well as our own estimates of potential market opportunities. All of the market data used involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such data. Industry publications and third-party research, surveys and studies generally indicate that their information has been obtained from sources believed to be reliable, although they do not guarantee the accuracy or completeness of such information. Our estimates of the potential market opportunities for our product candidates include several key assumptions based on our industry knowledge, industry publications, third-party research and other surveys, which may be based on a small sample size and may fail to accurately reflect market opportunities. While we believe that our internal assumptions are reasonable, and management is responsible for the accuracy of such assumptions and data, no independent source has verified such assumptions.  This presentation shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

 SENTI-202 Initial Clinical Data  Corporate and Clinical Results Overview  Tim Lu, MD, PhD   CEO and Co-Founder, Senti Biosciences  3

Senti's Gene Circuits Designed to Enhance Precision, Control, and Activity of Cell & Gene Therapies



Logic Gating
Multi-Arming
Regulator Dial
Smart Sensor
A
B
C
ON
Therapeutic transgene expressed
Sense diseased vs healthy cells (e.g., SENTI-202)
Stimulate immune cells, overcome TME, promote NK cell function (e.g., SENTI-301A)
Dial payload expression up/down (e.g., BlueRock collaboration programs)
Cell/disease-specific promoters (e.g., Spark collaboration programs)
Gene Circuits

NK: Natural Killer; TME: Tumor Microenvironment

December 2024 SENTI BIO 4

 Internal Focus on Oncology, Partnering to Support Non-Oncology Indications  AML: Acute Myeloid Leukemia; CNS: Central Nervous System; HCC: Hepatocellular Carcinoma; MDS: Myelodysplastic Syndrome  1 Collaboration with Celest for clinical development to treat solid tumors in China, with an option to expand to Hong Kong, Macau, and Taiwan  5  Programs  Target  Application  Preclinical  Early Stage Clinical  Late Stage Clinical  Collaborator  SENTI-202  CD33 and/or FLT3  AML, MDS and other blood cancers  SENTI-301A1  GPC3  HCC and other solid tumors  Multiple Gene Therapy Programs  Undisclosed  Eye, CNS and liver diseases  Multiple iPSC Cell Therapy Programs  Undisclosed  Regenerative medicine

SENTI-202 Is a Potentially First-In-Class Selective Off-the-Shelf Investigational NK Cell Therapy for Blood Cancers


Bivalent CD33 and/or FLT3 activating CAR
Blast cell
CD33
Cancer cell killing
LSC
FLT3
Endomucin inhibitory CAR to protect healthy cells
Healthy cell protection
FLT3
EMCN
CD33
Persistence, activation of CAR-NK and immune cells
Healthy NK cells from selected adult donors
Calibrated release IL-15

SENTI-202 Approach

- Logic Gating to overcome AML heterogeneity via clinically validated CD33 and FLT3 targets
- Logic Gating also to spare healthy cells via EMCN target, which is selectively expressed on HSCs

2024 Accomplishments

✓ First patient dosed in 2Q 2024

✓ Initial clinical data year-end 2024

  - **2 of 3 R/R AML patients with MRD negative CR at first dose level**

SENTI-202 is designed to integrate validated mechanisms into one solution, engineered to solve key outstanding problems in AML

Completion of private placement financing will allow us to continue SENTI-202 clinical development, and obtain additional efficacy and durability data

CR: Complete Remission; EMCN: Endomucin; HSC: Hematopoietic Stem Cell; LSC: Leukemic Stem Cell; MRD: Measurable Residual Disease

December 2024 SENTI BIO 6

 SENTI-202 Initial Clinical Data  Unmet Need in Acute Myeloid Leukemia (AML)  Stephen A. Strickland, MD, MSCI   Director of Leukemia Research, Sarah Cannon Research Institute  7

AML Is an Aggressive Leukemia with Poor Prognosis

- Rapidly progressing blood cell cancer with clonal proliferation of leukemic blasts from myeloid lineage
- Initial treatment includes intensive chemotherapy followed by HCT for younger, fit patients and venetoclax/ HMA based therapy for older, unfit patients
- Most patients will eventually relapse even with intensive therapy[1,2]
  - At relapse, ~20-30% CR with full hematologic recovery is reported with targeted agents in patients with FLT3/IDH1/2 mutations[1] or with salvage chemotherapy[2]

R/R AML patient outcome


Diseased bone marrow

Median survival of 5.3 months[2]

5-year survival rate is 12.6%[2]

AML: Acute Myeloid Leukemia; CR: Complete Remission; HCT: Hematopoietic Cell Transplantation; HMA: Hypomethylating Agents; R/R: Relapsed/Refractory

[1] Dohner Blood 2022; [2] Brandwein AJBR 2020

December 2024 SENTI BIO 8

 There are Multiple Challenges to Developing Effective AML Therapies  1 Hansen Cancer Drug Resistance 2022  9  Durability of response is limited due to:  Leukemic cell clonal heterogeneity which requires use of multi- targeted and combination therapies  Leukemia stem cells (LSCs), a small population with stem cell features such as being undifferentiated, drug resistant and with capacity to self-renew are held to be responsible for relapse initiation even with bulk AML blast clearance1  Treatment tolerability limitations due to:  Healthy hematopoietic cell toxicity from limitations with AML targets that are often present on healthy hematopoietic stem cells (HSC)1  Overlapping toxicity profiles of approved AML therapies including bone marrow toxicity limits combination and sequential use of therapy  Major treatment challenges:   Disease heterogeneity/ lack of LSC targeting   1   Limits response duration/ survival  2   Off-tumor/ On-target healthy cell toxicity  3   Limits treatment tolerability and dosing   4

Achieving Deep Responses and Blood Count Recovery in AML Correlates with Longer Survival

- Detection of measurable residual disease (MRD) in patients with CR by conventional methods correlates with shorter remissions and poorer survival[1]
  - Measurement of MRD is not standardized across care centers currently with common methods used including multi-parametric flow cytometry, next generation sequencing (NGS), PCR in AML with specific mutations
  - Achieving MRD negative status correlates with longer remissions and increased survival
- Achievement of CR with full count recovery correlates with better prognosis compared to CR with incomplete or no count recovery[2]
  - CR includes bone marrow blasts <5% along with neutrophils ≥1.0 x 10^9/L (normal range 2.5-7.5 x 10^9/L) and platelets ≥100 x 10^9/L (normal range 150-400 x 10^9/L)


Effective AML Therapies:
1 Achieve deep/MRD negative CR
2 Leads to durable remissions/ longer survival
3 Selectively kill AML blasts
4 Robust blood count recovery

[1] Dohner Blood 2022; [2] Innes Blood 2018

December 2024 SENTI BIO 10

 SENTI-202 Initial Clinical Data  Clinical Trial Data  Kanya Rajangam, MD, PhD   President, Head of R&D and CMO, Senti Biosciences  11

SENTI-202 Is a Potentially First-In-Class Selective Off-the-Shelf Investigational NK Cell Therapy for Blood Cancers



Bivalent CD33 and/or FLT3 activating CAR
Blast cell
CD33
Cancer cell killing
LSC
FLT3
Endomucin inhibitory CAR to protect healthy cells
Healthy cell protection
FLT3
EMCN
CD33
Persistence, activation of CAR-NK and immune cells
Healthy NK cells from selected adult donors
Calibrated release IL-15

Activating CAR "kill" signal

- Bivalent CD33 and/or FLT3 CAR targets validated AML targets
- Potential for deep and durable responses in AML and other blood cancers

Inhibitory CAR "protect" signal

- Inhibition by endomucin (EMCN) protective antigen
- EMCN selectively expressed on healthy hematopoietic stem cells (HSCs) for potentially improved safety and increased therapeutic window

Calibrated release IL-15

- Cell expansion, persistence, and tumor killing

Designed to address key AML therapeutic challenges

December 2024 SENTI BIO 12

SENTI-202 Phase 1 Trial (SENTI-202-101) Design[1]

High starting dose based on NK tolerability profile designed to enable early efficacy signal detection

Patient Population

- Adult patients
- R/R CD33 and/or FLT3 expressing heme malignancies
- 2 of 3 patients at each dose level with AML
- Received 1-3[2] prior AML treatments including targeted agents if FLT3, IDH1/2 mutation+

Study Design

- "3+3" study design
- Dose escalation followed by disease-specific expansion cohorts for AML and MDS
- Starting dose 1×10^9 CAR+ NK cells and target dose 1.5×10^9 CAR+ NK cells
- Plans to transition from Phase 1 to pivotal study

Planned Endpoints

- Safety, DLT, identify recommended Phase 2 dose
- Efficacy, including bone marrow recovery and MRD
- Pharmacokinetics (PK), pharmacodynamics (PD), biomarkers to supplement efficacy and immunogenicity

Multi-Dose Cycle

Lymphodepletion	SENTI-202	Efficacy
Flu/Ara-C	*2 dose levels*	*Additional cycles+*
Day -7, -3	*0, 7, 14*	*28*

DLT: Dose Limiting Toxicity; R/R: Relapsed Refractory
[1] NCT06325748; [2] 1-2 prior for MDS

December 2024 SENTI BIO 13

SENTI-202-101 Clinical Study Program Overview

Early efficacy signals noted at the first dose level

- Enrollment
  - Dose Level 1 (1 billion CAR+ NK cells/dose) cleared: 3 R/R AML patients enrolled
  - Dose Level 2 (1.5 billion CAR+ NK cells / dose) cohort actively enrolling
- Safety Data
  - SENTI-202 is well tolerated with a tolerability profile consistent with other investigational NK cell therapies, and patients with underlying AML receiving lymphodepleting chemotherapy
- Efficacy Data
  - 2/3 patients Mutation Neg/ MRD Neg CR (including 1 with adverse risk genetics)
  - 1/3 patient no response/ progressive disease
- PK
  - SENTI-202 transgene consistently detected in the periphery in all 3 of the 1 billion CAR+ NK cells / dose patients

Data from an open clinical database of an ongoing study and PI/ site communication as of 19Sep2024

December 2024 SENTI BIO 14

 SENTI-202-101 Time on StudyEarly efficacy signals noted at the first dose level, both CR patients continue in CR at 1+ month  15  NGS: Next-generation sequencing; MRD: measurable residual disease  Data from an open clinical database of an ongoing study and PI/ site communication as of 19Sep2024

SENTI-202-101 – Patient 1

First Patient with CR after 2 cycles and clearance of all AML mutations by NGS



80
60
40
20
0
Bone Marrow Blasts (%)
Normocellular Marrow (60%)
Hypocellular Marrow (10%)
Normocellular marrow (80%) with trilineage hematopoiesis
Blast reduction <5% for CR
Baseline
Cycle 1
Cycle 2
Study Days
Flow (%)
IHC (%)
Differential



Cycle 1
Cycle 2
ANC/ Peripheral Blasts
Platelets
ANC/PLT recovery threshold for CR
Study Days
-7 0 7 14 21 28 35 42 49 56 63 70 77
0 0.5 1 1.5 2 2.5 3 3.5
0 50 100 150 200 250 300 350
ANC (x 10^9/L)
Peripheral Blasts (x 10^9/L)
PLT (x 10^9/L)

26F with adverse-risk R/R AML (MDS related gene mutations) relapsed after intensive chemotherapy and prior HCT

- SENTI-202 well tolerated with no DLT/ AEI
- AEs include G4 hematologic toxicity consistent with lymphodepletion that resolved with AML response, and G3 infections
- Patient continues in CR with ~ 2 months follow up

ANC: Absolute Neutrophil Count; PLT: Platelet Count
Data from an open clinical database of an ongoing study and PI/ site communication as of 19Sep2024

December 2024 SENTI BIO 16

SENTI-202-101 – Patient 2

Second Patient with MRD- CR by MRD flow cytometry after 1 cycle



Bone Marrow Blasts (%)
16
14
12
10
8
6
4
2
0
Hypercellular Marrow (80%)
Hypercellular marrow (80%), no increase in blasts
Blast reduction <5% for CR
Baseline
Cycle 1
Study Days
Flow (%)
Differential



Cycle 1
ANC / Peripheral Blasts
Platelets
5
4.5
4
3.5
3
2.5
2
1.5
1
0.5
0
500
450
400
350
300
250
200
150
100
50
0
ANC/PLT recovery threshold for CR
-7
0
7
14
21
28
Study Days
ANC (x 10^9/L)
Peripheral Blasts (x 10^9/L)
PLT (x 10^9/L)

72M with FLT3 mutated (intermediate risk) R/R AML that relapsed after intensive chemotherapy and FLT3 inhibitor

- SENTI-202 well tolerated with no DLT/ SAEs
- AEs include G4 hematologic toxicity consistent with lymphodepletion that resolved with AML response, and G2 fever (CRS) that resolved with supportive care
- Patient is currently receiving a second cycle as consolidation therapy

ANC: Absolute Neutrophil Count; PLT: Platelet Count
Data from an open clinical database of an ongoing study and PI/ site communication as of 19Sep2024

December 2024 SENTI BIO 17

SENTI-202 Initial Correlative DataSENTI-202 is detected in the peripheral blood across all patients  18  Copies/μg DNA  Time (Days)  LLOQ  Copies/μg DNA  SENTI-202 doses  SENTI-202 pharmacokinetics across 3 patients  Interim data as of 19 Sep2024  Nominal value of 1 assigned for timepoints with non-measurable transgene  LLOQ extrapolated from copies/ reaction and is the lower limit of quantitation  Patient 1 Cycle 1  Patient 1 Cycle 2  Patient 2 Cycle 1  Patient 3 Cycle 1

 SENTI-202 Mechanism of Action and Early Clinical Results are Promising Indicators of a Differentiated Clinical Profile  19  Durability data in 2025  SENTI-202 is designed to integrate validated mechanisms into one solution,engineered to solve key outstanding problems in AML  Anticipated Clinical Catalysts  First patient dosed in 2Q 2024  Initial clinical efficacy data by year-end 2024  2024 Accomplishments  Generally well-tolerated at first dose level of 1 billion CAR+ NK cells / dose  Second dose level of 1.5 billion CAR+ NK cells / dose is actively enrolling  Early clinical responses in two of three R/R AML patients along with robust count recovery are promising  SENTI-202 PK generally consistent with allogenic CAR NK therapy with peaks detected post infusion at the first dose level

 Executing Towards Bringing Gene Circuit Medicines to Patients  20  T cells  AAVs  IPSCs & Other Modalities  NK cells  Gene Circuit  SENTI-202 is a potential first-in-class logic gated CAR-NK program for AML  Initial cohort data demonstrates evidence of efficacy and safety  SENTI-301A first patient expected to be enrolled in China in 4Q 2024  Experienced management team with track record of executing on timelines and accelerating innovative therapies  Gene Circuit technology has been validated in NK cell, T cell, AAV, and iPSC applications  Multi-Arming  Regulator Dial  Smart Sensor  Logic Gating  Technology

 SENTI-202 Initial Clinical Data  Q&A  21